Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2019
Accrued expenses and other current liabilities
Accrued expenses and other current liabilities

15. Accrued expenses and other current liabilities

The following is a summary of accrued expenses and other current liabilities:

	As of December 31,
	2018	2019
	RMB	RMB	US$ (Note 2(d))
Deposits from packaged-tour users	35,119	32,416	4,656
Payable for business acquisition	25,722	20,032	2,877
Accrued liabilities related to customers incentive program	1,395	9,374	1,347
Accrued professional service fees	8,028	15,298	2,197
Accrued advertising expenses	63,531	34,755	4,992
Deposits received from suppliers	90,853	164,456	23,623
Accrued operating expenses	32,391	29,840	4,286
Advanced payment from banks	15,567	25,095	3,605
Discounted bank acceptance notes	142,000	537,000	77,135
Others	69,226	38,853	5,581
Total	483,832	907,119	130,299

Deposits from packaged-tour users represent cash paid to the Group as a deposit for overseas tours, and such amount is refundable upon completion of the tours.

Advanced payment from banks represent cash received by the Group for promotional and marketing campaigns. Banks participating in these campaigns would reimburse the Group for tours sold to their credit card holders at a specified discount. Such advanced payment is recognized as revenues when revenues from the related tour are recognized.

Discounted bank acceptance notes represent cash received from financial institutions by discounting of bank acceptance notes issued between the Company’s subsidiaries, which are repayable within one year with interest ranging from 2.8% to 5.7%.